UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
November 11, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
Commission File No. 1-11775
TIMCO AVIATION SERVICES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	65-0665658

(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)
623 Radar Road
Greensboro, North Carolina 27410

(Address Of Principal Executive Offices)
(336) 668-4410 (x8010)

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Disclosure of Results of Operations and Financial Condition.
On November 11, 2005, TIMCO Aviation Services, Inc. issued a press release (the “Press Release”) reporting the Company’s results of operations for the third quarter ended September 30, 2005. A copy of the Company’s press release announcing this information is attached to this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description
99.1	Press release issued by TIMCO Aviation Services, Inc. on November 11, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIMCO Aviation Services, Inc.
By:	/s/ James H. Tate
Executive Vice President, CAO & CFO

Dated: November 15, 2005

Exhibit Index

Exhibit
Number	Description
99.1	Press Release issued by TIMCO Aviation Services, Inc. on November 11, 2005

4